Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16. Commitments and Contingencies
a)Vessels under Construction
As at December 31, 2018, the Company was committed to the construction of one 100%-owned LNG carrier for a total cost of approximately $207.4 million, including capitalized interest and other miscellaneous construction costs. As at December 31, 2018, payments made towards these commitments totaled $86.9 million and the remaining payments required to be made under this newbuilding and conversion capital commitments were $120.4 million (2019). In January 2019, Teekay LNG secured $159 million of financing through a sale-leaseback agreement for this LNG carrier newbuilding. The vessel delivered on January 31, 2019. Vessels in which the Company holds an interest through non-consolidated joint ventures are excluded from the above amounts and are described in Note 16b.
b)Joint Ventures
Teekay LNG’s share of commitments to fund newbuildings and other construction contract costs of its non-consolidated joint ventures as at December 31, 2018 are as follows, all of which are due in 2019:

$
Yamal LNG Joint Venture (i)	436,100
Pan Union Joint Venture (ii)	29,200
Bahrain LNG Joint Venture (iii)	66,509
531,809

(i)
Teekay LNG, through the Yamal LNG Joint Venture, has a 50% ownership interest in four 172,000-cubic meter ARC7 LNG carrier newbuildings that have an estimated total fully built-up cost of approximately $1.4 billion. As at December 31, 2018, Teekay LNG’s proportionate costs incurred under these newbuilding contracts totaled $255.8 million. The Yamal LNG Joint Venture had secured debt financing of $1.1 billion for the four LNG carrier newbuildings, of which $395.3 million was undrawn at December 31, 2018, related to Teekay LNG's proportionate share of the commitments included in the table above.

(ii)
Through the Pan Union Joint Venture, Teekay LNG has a 20% ownership interest in one LNG carrier newbuilding which delivered in January 2019 (see Note 23). The Pan Union Joint Venture had secured financing of $24.0 million related to Teekay LNG's proportionate share of the commitments included in the table above and Teekay LNG received $0.2 million of reimbursement directly from Shell in 2019.

(iii)
Teekay LNG has a 30% ownership interest in the Bahrain LNG Joint Venture for the development of an LNG receiving and regasification terminal in Bahrain. The project will include an FSU, which will be modified from one of the Teekay LNG’s existing MEGI LNG carrier newbuildings, an offshore gas receiving facility, and an onshore nitrogen production facility. The terminal will have a capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing mid-2019. The receiving and regasification terminal is expected to have a fully-built up cost of approximately $903.1 million. The Bahrain LNG Joint Venture has secured undrawn debt financing of $195 million, of which $58.4 million relates to Teekay LNG's proportionate share of the commitments included in the table above.

c)Liquidity
Management is required to assess if the Company will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its financial statements. The Company had a consolidated net loss of $57.7 million and $182.1 million of consolidated cash flows from operating activities during the year ended December 31, 2018 and ended the year with a working capital surplus of $211.9 million. This working capital surplus includes scheduled maturities in the next 12 months and repayment obligations of approximately $242.1 million of outstanding consolidated debt, which were classified as current liabilities as at December 31, 2018. In addition to these obligations, Teekay Parent has $508.6 million of senior notes due in January 2020.
Based on these factors, over the one-year period following the issuance of their consolidated financial statements, the Company will need to obtain additional sources of financing, in addition to amounts generated from operations, to meet its minimum liquidity requirements under its financial covenants. These anticipated potential sources of financing include: refinancing the senior notes of Teekay Parent; potentially raising capital through equity and/or bond issuances; drawing on revolving debt facilities and sales of existing assets.
The Company is actively pursuing the alternatives described above, which it considers probable of completion based on the Company’s history of being able to complete equity and bond issuances, refinance similar loan facilities and to complete asset sales. The Company is in various stages of completion on these matters.
Based on the Company’s liquidity at the date these consolidated financial statements were issued, the liquidity the Company expects to generate from operations over the following year, and by incorporating the Company’s plans to raise additional liquidity that it considers probable of completion, the Company expects that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.
d)Legal Proceedings and Claims
The Company may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. The Company believes that any adverse outcome of existing claims, individually or in the aggregate, would not have a material effect on its financial position, results of operations or cash flows, when taking into account its insurance coverage and indemnifications from charterers.
e)Other
The Company enters into indemnification agreements with certain officers and directors. In addition, the Company enters into other indemnification agreements in the ordinary course of business. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains what it believes is appropriate liability insurance that reduces its exposure and enables the Company to recover future amounts paid up to the maximum amount of the insurance coverage, less any deductible amounts pursuant to the terms of the respective policies, the amounts of which are not considered material.